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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 30, 2005
                               (AUGUST 26, 2005)

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                                  CATUITY INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                       000-30045               38-3518829
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


   2711 E. JEFFERSON AVE.
   DETROIT, MICHIGAN 48207                                    (313)-567-4348
    (Address of principal                               (Registrant's telephone
     executive offices)                                      number, including
                                                              area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)





.........Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

( ) Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

( ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2(b), under the Exchange Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4(c), under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01 OTHER EVENTS

On August 26, 2005, the Company issued a press release disclosing that Catuity's A$7 million (US$5.29 million) recapitalization was oversubscribed and that it plans to close the acquisition of Loyalty Magic Pty Ltd on Sept. 1.

A copy of the press release issued regarding the capital raise and acquisition is included as Exhibit 99.6.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

        (c) Exhibits

       Exhibit No.            Description of Exhibits
       -----------            -----------------------

          99.6                 Catuity Raises A$7M (US$5.29M); Acquisition
                               Closes Sept. 1


                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              CATUITY INC.
                                              (Registrant)


                                        By /s/ John H. Lowry
                                           ------------------------------------
                                             John H. Lowry
                                             Senior Vice President,
                                             Chief Financial Officer & Secretary

Date:  August 30, 2005

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